SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                           -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 14, 2008
                                 ---------------

                                 Date of Report
                        (Date of earliest event reported)

                        MIDDLEBROOK PHARMACEUTICALS, INC.
                        ---------------------------------

              (Exact Name of Registrant as Specified in Charter)


    Delaware               000-50414                    52-2208264
    --------               ---------                    ----------
 (State or Other    (Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 Incorporation)


           20425 Seneca Meadows Parkway, Germantown, Maryland 20876
           --------------------------------------------------------


                  (Address of Principal Executive     (ZIP Code)
                             Offices)

      Registrant's telephone number, including area code: (301) 944-6600
                                                          --------------


        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

         On August 14, 2008, MiddleBrook Pharmaceuticals, Inc. issued a press release announcing its financial results for the three months and six months ended June 30, 2008. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits.

         (d)  Exhibits

         Exhibit  Description
         -------  -----------

         99.1     Press Release issued August 14, 2008



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MIDDLEBROOK PHARMACEUTICALS, INC.



Date: August 14, 2008               By:  /s/ Robert C. Low
                                         ----------------------------------
                                        Robert C. Low
                                        Vice President, Finance and
                                          Chief Financial Officer